Allowance for Loan Losses	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Allowance for Loan Losses
NOTE 4 - ALLOWANCE FOR LOAN LOSSES
Management has an established methodology to determine the adequacy of the allowance for loan losses that assesses the risks and losses inherent in the loan portfolio. For purposes of determining the allowance for loan losses, the Company has segmented certain loans in the portfolio by product type. Loans are segmented into the following pools: Commercial and Agriculture loans, Commercial Real Estate – Owner Occupied loans, Commercial Real
Estate – Non-owner Occupied loans, Residential Real Estate loans, Real Estate Construction loans, Farm Real Estate loans and Consumer and Other loans. Loss migration rates for each risk category are calculated and used as the basis for calculating loan loss allowance allocations. Loss migration rates are calculated over a three-year period for all portfolio segments. Management also considers certain economic factors for trends that management uses to account for the qualitative and environmental changes in risk, which affects the level of the reserve. The following economic factors are analyzed:

•	Changes in lending policies and procedures
•	Changes in experience and depth of lending and management staff

•	Changes in quality of credit review system

•	Changes in the nature and volume of the loan portfolio

•	Changes in past due, classified and nonaccrual loans and TDRs

•	Changes in economic and business conditions

•	Changes in competition or legal and regulatory requirements

•	Changes in concentrations within the loan portfolio

•	Changes in the underlying collateral for collateral dependent loans
The total allowance reflects management’s estimate of loan losses inherent in the loan portfolio at the consolidated balance sheet date. The Company considers the allowance for loan losses of $26,641 adequate to cover loan losses inherent in the loan portfolio, at December 31, 2021. The following tables present, by portfolio segment, the changes in the allowance for loan losses, the ending allocation of the allowance for loan losses and the loan balances outstanding for the years ended December 31, 2021, 2020 and 2019. The changes can be impacted by overall loan volume, adversely graded loans, historical charge-offs and economic factors.

Allowance for loan losses:

December 31, 2021	Beginning balance	Charge-offs	Recoveries	Provision (Credit)	Ending Balance
Commercial & Agriculture	$2,810	$(15)	$165	$(360)	$2,600
Commercial Real Estate:
Owner Occupied	4,057	—	7	400	4,464
Non-Owner Occupied	12,451	—	395	1,014	13,860
Residential Real Estate	2,484	(120)	302	(69)	2,597
Real Estate Construction	2,439	—	1	(630)	1,810
Farm Real Estate	338	—	12	(63)	287
Consumer and Other	209	(24)	60	(69)	176
Unallocated	240	—	—	607	847

Total	$25,028	$(159)	$942	$830	$26,641

For the year ended December 31, 2021, the Company provided $830 to the allowance for loan losses, as compared to a provision of $10,112 for the year ended December 31, 2020.
The decrease in the provision was due to the stability of our credit quality metrics coupled with the stabilization and, in some cases, improvement of international, national, regional and local economic conditions that were adversely impacted by the 2020 economic shutdown and restrictions in response to the ongoing COVID-19 pandemic. While vaccinations and booster shots in 2021 have created some level of optimism in the business community, there remains uncertainty due to the continued concern over increased infections from the Delta and Omicron variants of COVID. We remain cautious given the level of classified loans in the portfolio, particularly l oa
ns to borrowers in the hotel industry as well as the challenges businesses face in today’s environment. The lingering economic impacts related to the COVID-19 pandemic have included the loss of revenue experienced by our business clients, disruption of supply chains, higher employee wages coupled with workforce shortages and increased costs of materials and services. While some of the pressures have eased, ongoing supply chain and staffing challenges, as well as inflationary pressures remain. Our Commercial and Commercial Real Estate portfolios have been, and are expected to continue to be, impacted the most.

For the year ended December 31, 2021, the allowance for Commercial & Agriculture loans decreased due to a decrease in general reserves required for this type as a result of a decrease in loss rates. Commercial and Agriculture loan balances decreased during the year mainly from Civista’s participation in the PPP loan program. The result was represented as a decrease in the provision. The allowance for Commercial Real Estate – Owner Occupied loans increased due to an increase in general reserves required for this type as a result of increased loan balances, offset by a decrease in classified loans balances. The result was represented as an increase in the provision. The allowance for Commercial Real Estate – Non-Owner Occupied loans increased due to an increase in general reserves required as a result of an increase in loan balances, offset by decreases in classified loan balances and loss rates. This was represented as an increase in the provision. The allowance for Residential Real Estate loans increased due to an increase in loss rates for this type of loan. The result was represented by an increase in the provision. The allowance for Real Estate Construction loans decreased due to a decrease in loan balances. This was represented as a decrease in the provision. Management feels that the unallocated amount is appropriate and within the relevant range for the allowance that is reflective of the risk in the portfolio at December 31, 2021.
Allowance for loan losses:

December 31, 2020	Beginning balance	Charge-offs	Recoveries	Provision (Credit)	Ending Balance
Commercial & Agriculture	$2,219	$(20)	$7	$604	$2,810
Commercial Real Estate:
Owner Occupied	2,541	(148)	259	1,405	4,057
Non-Owner Occupied	6,584	—	48	5,819	12,451
Residential Real Estate	1,582	(236)	218	920	2,484
Real Estate Construction	1,250	—	4	1,185	2,439
Farm Real Estate	344	—	13	(19)	338
Consumer and Other	247	(61)	65	(42)	209
Unallocated	—	—	—	240	240

Total	$14,767	$(465)	$614	$10,112	$25,028

For the year ended December 31, 2020, the Company provided $10,112 to the allowance for loan losses. The provision was primarily the result of an increase in Civista’s qualitative factors, primarily changes in international, national, regional and local conditions, related to the economic shutdown driven by the ongoing COVID-19 pandemic. Economic impacts related to the COVID-19 pandemic during 2020 included the loss of revenue by our business clients, disruption of supply chains, additional employee costs for businesses due to the pandemic, higher unemployment rates throughout our footprint and a large number of customers requesting payment relief. The allowance for Commercial & Agriculture loans increased due to an increase in general reserves required for this type as a result of an increase in loan balances mainly from Civista’s participation in the PPP loan program and by an increase in loss rates, resulting in an increase in the provision. PPP loans are eligible for a 100% guaranty by the U.S. Small Business Administration (“SBA”) and, as a result, the reserve percentage for PPP loans is substantially less than the other loans in t
h
is segment. However, in the event of a loss resulting from a default on a PPP loan, and a determination by the SBA that there was a deficiency in the manner on which the PPP loan was originated or funded, the SBA may deny its liability under the guaranty.

For the year ended December 31, 2020, the allowance for Commercial Real Estate – Owner Occupied loans increased due to an increase in general reserves required for this type as a result of higher loan balances, an increase in classified loans and the volume of loans in payment deferral, and an increase in loss rates. The result was represented as an increase in the provision. The allowance for Commercial Real Estate – Non-Owner Occupied loans increased due to an increase in general reserves required as a result of an increase in loan balances, an increase in classified loans and the volume of loans in payment deferral, and an increase in loss rates. This was represented as an increase in the provision. The allowance for Residential Real Estate loans increased due to an increase in general reserves required for this type as a result of factors related to the COVID-19 pandemic, offset by a decrease in loan balances, represented by an increase in the provision. The allowance for Real Estate Construction loans increased due to an increase in general reserves required as a result of an increase in loan balances and an increase in loss rates, represented by an increase in the provision. The allowance for Farm Real Estate loans decreased due to a decrease in general reserves required as a result of a decrease in loan balances. The result was represented as a decrease in the provision.

The allowance for Consumer and Other loans decreased due to a decrease in general reserves required as a result of a decrease in loan balances and loss rates. The result was represented as a decrease in the provision.
Allowance for loan losses:

December 31, 2019	Beginning balance	Charge-offs	Recoveries	Provision (Credit)	Ending Balance
Commercial & Agriculture	$1,747	$(114)	$86	$500	$2,219
Commercial Real Estate:
Owner Occupied	1,962	(161)	289	451	2,541
Non-Owner Occupied	5,803	—	102	679	6,584
Residential Real Estate	1,531	(294)	259	86	1,582
Real Estate Construction	1,046	(24)	3	225	1,250
Farm Real Estate	397	—	5	(58)	344
Consumer and Other	284	(183)	85	61	247
Unallocated	909	—	—	(909)	—

Total	$13,679	$(776)	$829	$1,035	$14,767

For the year ended December 31, 2019, the allowance for Commercial & Agriculture loans increased as a result of an increase in general reserves due to higher loan balances. The result was represented as an increase in the provision. The allowance for Commercial Real Estate – Owner Occupied loans increased as a result of an increase in general reserves due to higher loan balances. The result was represented as an increase in the provision. The allowance for Commercial Real Estate – Non-Owner Occupied loans increased due to an increase in general reserves required for this type as a result of higher loan balances. The allowance for Residential Real Estate loans increased as a result of an increase in general reserves required for this type as a result of an increase in outstanding loan balances, represented by an increase in the provision. The allowance for Real Estate Construction loans increased due to higher outstanding loan balances for this type of loan. The allowance for Farm Real Estate loans was reduced by a decrease in general reserves required for this type as a result of lower outstanding loan balances. The result was represented as a decrease in the provision.
The following tables present, by portfolio segment, the allocation of the allowance for loan losses and related loan balances as of December 31, 2021 and December 31, 2020.

December 31, 2021	Loans acquired with credit deterioration	Loans individually evaluated for impairment	Loans collectively evaluated for impairment	Total
Allowance for loan losses:
Commercial & Agriculture	$—	$—	$2,600	$2,600
Commercial Real Estate:
Owner Occupied	—	7	4,457	4,464
Non-Owner Occupied	—	—	13,860	13,860
Residential Real Estate	—	11	2,586	2,597
Real Estate Construction	—	—	1,810	1,810
Farm Real Estate	—	—	287	287
Consumer and Other	—	—	176	176
Unallocated	—	—	847	847

Total	$—	$18	$26,623	$26,641

Outstanding loan balances:
Commercial & Agriculture	$—	$—	$246,502	$246,502
Commercial Real Estate:
Owner Occupied	—	187	295,265	295,452
Non-Owner Occupied	—	—	829,310	829,310
Residential Real Estate	290	526	429,244	430,060
Real Estate Construction	—	—	157,127	157,127
Farm Real Estate	—	509	27,910	28,419
Consumer and Other	—	—	11,009	11,009

Total	$290	$1,222	$1,996,367	$1,997,879

December 31, 2020	Loans acquired with credit deterioration	Loans individually evaluated for impairment	Loans collectively evaluated for impairment	Total
Allowance for loan losses:

Commercial & Agriculture	$—	$73	$2,737	$2,810
Commercial Real Estate:
Owner Occupied	—	5	4,052	4,057
Non-Owner Occupied	—	—	12,451	12,451
Residential Real Estate	—	29	2,455	2,484
Real Estate Construction	—	—	2,439	2,439
Farm Real Estate	—	—	338	338
Consumer and Other	—	—	209	209
Unallocated	—	—	240	240

Total	$—	$107	$24,921	$25,028

Outstanding loan balances:
Commercial & Agriculture	$—	$74	$409,802	$409,876
Commercial Real Estate:
Owner Occupied	—	980	277,433	278,413
Non-Owner Occupied	—	48	705,024	705,072
Residential Real Estate	388	946	441,254	442,588
Real Estate Construction	—	—	175,609	175,609
Farm Real Estate	—	618	32,484	33,102
Consumer and Other	—	—	12,842	12,842

Total	$388	$2,666	$2,054,448	$2,057,502

The following tables represent credit exposures by internally assigned risk ratings for the periods ended December 31, 2021 and 2020. The remaining loans in the Residential Real Estate, Real Estate Construction and Consumer and Other loan categories that are not assigned a risk grade are presented in a separate table below. The risk rating analysis estimates the capability of the borrower to repay the contractual obligations of the loan agreements as scheduled or at all. The Company’s internal credit risk rating system is based on experiences with similarly graded loans.
The Company’s internally assigned grades are as follows:

•	Pass – loans which are protected by the current net worth and paying capacity of the obligor or by the value of the underlying collateral.
•	Special Mention – loans where a potential weakness or risk exists, which could cause a more serious problem if not corrected.
•
Substandard
– loans that have a well-defined weakness based on objective evidence and are characterized by the distinct possibility that Civista will sustain some loss if the deficiencies are not corrected.

•
Doubtful
– loans classified as doubtful have all the weaknesses inherent in a substandard asset. In addition, these weaknesses make collection or liquidation in full highly questionable and improbable, based on existing circumstances.

•	Loss – loans classified as a loss are considered uncollectible, or of such value that continuance as an asset is not warranted.
•	Unrated – Generally, Residential Real Estate, Real Estate Construction and Consumer and Other loans are not risk-graded, except when collateral is used for a business purpose.

December 31, 2021	Pass	Special Mention	Substandard	Doubtful	Ending Balance

Commercial & Agriculture	$244,787	$526	$1,189	$—	$246,502
Commercial Real Estate:
Owner Occupied	290,617	3,119	1,716	—	295,452
Non-Owner Occupied	764,181	28,042	37,087	—	829,310
Residential Real Estate	77,594	164	4,455	—	82,213
Real Estate Construction	136,149	260	5	—	136,414
Farm Real Estate	27,023	205	1,191	—	28,419
Consumer and Other	764	—	20	—	784

Total	$1,541,115	$32,316	$45,663	$—	$1,619,094

December 31, 2020	Pass	Special Mention	Substandard	Doubtful	Ending Balance
Commercial & Agriculture	$401,636	$4,472	$3,768	$—	$409,876
Commercial Real Estate:
Owner Occupied	248,316	19,429	10,668	—	278,413
Non-Owner Occupied	604,909	58,270	41,893	—	705,072
Residential Real Estate	81,409	668	5,524	—	87,601
Real Estate Construction	158,207	962	492	—	159,661
Farm Real Estate	30,486	216	2,400	—	33,102
Consumer and Other	833	—	33	—	866

Total	$1,525,796	$84,017	$64,778	$—	$1,674,591

Due to the business disruptions and shut-downs due to the Covid-19 pandemic, in 2020, management offered payment deferments to a number of customers that had previously been current in all respects. Civista instituted an enhanced portfolio management process which included meeting with customers, requesting additional financial information and evaluating cashflow and adjusting risk ratings as conditions warrant. During this process we systematically downgraded a significant number of loans to recognize the increased risk attributed to the pandemic. Additionally, Civista offered longer term deferrals under Section 4013 of the Cares Act, that were also downgraded as appropriate. Based on improved financial performance the bank has upgraded 48% of criticized loans during the year. The lodging industry was hit the hardest and recovery is taking longer for that segment. Civista believes it has prudently identified risk, assigned appropriate risk ratings, and has a comprehensive portfolio management process to identify and quantify risk.

The
following tables present performing and nonperforming loans based solely on payment activity for the years ended December
31
,
2021
and December
31
,
2020
that have not been assigned an internal risk grade. The types of loans presented here are not assigned a risk grade unless there is evidence of a problem. Payment activity is reviewed by management on a monthly basis to evaluate performance. Loans are considered to be nonperforming when they become
90
days past due or if management thinks that we may not collect all of our principal and interest. Nonperforming loans also include certain loans that have been modified in Troubled Debt Restructurings (TDRs) where economic concessions have been granted to borrowers who have experienced or are expected to experience financial difficulties.
These concessions typically result from the Company’s loss

mitigation
activities and could include reductions in the interest rate, payment extensions, forgiveness of principal, forbearance or other actions due to economic status. Certain TDRs are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months
.

December 31, 2021	Residential Real Estate	Real Estate Construction	Consumer and Other	Total
Performing	$347,847	$20,713	$10,225	$378,785
Nonperforming	—	—	—	—

Total	$347,847	$20,713	$10,225	$378,785

December 31, 2020	Residential Real Estate	Real Estate Construction	Consumer and Other	Total
Performing	$354,987	$15,948	$11,976	$382,911
Nonperforming	—	—	—	—

Total	$354,987	$15,948	$11,976	$382,911

The following tables include an aging analysis of the recorded investment of past due loans outstanding as of December 31, 2021 and 2020.

December 31, 2021	30-59 Days Past Due	60-89 Days Past Due	90 Days or Greater	Total Past Due	Current	Purchased Credit- Impaired Loans	Total Loans	Past Due 90 Days and Accruing
Commercial & Agriculture	$249	$13	$78	$340	$246,162	$—	$246,502	$—
Commercial Real Estate:
Owner Occupied	—	—	106	106	295,346	—	295,452	—
Non-Owner Occupied	—	—	4	4	829,306	—	829,310	—
Residential Real Estate	1,848	879	842	3,569	426,201	290	430,060	—
Real Estate Construction	—	—	—	—	157,127	—	157,127	—
Farm Real Estate	—	—	—	—	28,419	—	28,419	—
Consumer and Other	42	—	9	51	10,958	—	11,009	—

Total	$2,139	$892	$1,039	$4,070	$1,993,519	$290	$1,997,879	$—

December 31, 2020	30-59 Days Past Due	60-89 Days Past Due	90 Days or Greater	Total Past Due	Current	Purchased Credit- Impaired Loans	Total Loans	Past Due 90 Days and Accruing
Commercial & Agriculture	$117	$25	$50	$192	$409,684	$—	$409,876	$—
Commercial Real Estate:
Owner Occupied	—	4	102	106	278,307	—	278,413	—
Non-Owner Occupied	—	—	6	6	705,066	—	705,072	—
Residential Real Estate	1,059	867	1,314	3,240	438,960	388	442,588	—
Real Estate Construction	—	—	—	—	175,609	—	175,609	—
Farm Real Estate	—	—	4	4	33,098	—	33,102	—
Consumer and Other	59	1	16	76	12,766	—	12,842	—

Total	$1,235	$897	$1,492	$3,624	$2,053,490	$388	$2,057,502	$—

The following table presents loans on nonaccrual status, excluding purchased credit-impaired (PCI) loans, as of December 31, 2021 and 2020.

	2021	2020
Commercial & Agriculture	$78	$139
Commercial Real Estate:
Owner Occupied	334	964
Non-Owner Occupied	4	6
Residential Real Estate	3,232	3,893
Real Estate Construction	5	7
Farm Real Estate	—	85
Consumer and Other	20	31

Total	$3,673	$5,125

Nonaccrual Loans:
Loans are considered for nonaccrual status upon reaching 90 days delinquency, unless the loan is well secured and in the process of collection, although Civista may be receiving partial payments of interest and partial repayments of principal on such loans. When a loan is placed on nonaccrual status, previously accrued but unpaid interest is deducted from interest income. A loan may be returned to accruing status only if one of three conditions are met: the loan is well-secured and none of the principal and interest has been past due for a minimum of 90 days; the loan is a TDR and the borrower has made a minimum of six months payments; or the principal and interest payments are reasonably assured and a sustained period of performance has occurred, generally six months. The gross interest income that would have been recorded on nonaccrual loans in 2021, 2020 and 2019 if the loans had been current in accordance with their original terms and had been outstanding throughout the period or since origination, if held for part of the period, was $307, $536 and $571, respectively. The amount of interest income on such loans recognized on a cash basis was $716 in 2021, $477 in 2020 and $379 in 2019.
Modifications:
A modification of a loan constitutes a TDR when Civista for economic or legal reasons related to a borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Civista offers various types of concessions when modifying a loan, however, forgiveness of principal is rarely granted. Commercial

Real Estate loans modified in a TDR often involve reducing the interest rate lower than the current market rate for new debt with similar risk. Real Estate loans modified in a TDR were primarily comprised of interest rate reductions where monthly payments were lowered to accommodate the borrowers’ financial needs.
Loans modified in a TDR are typically already on non-accrual status and partial charge-offs have in some cases already been taken against the outstanding loan balance. As a result, loans modified in a TDR may have the financial effect of increasing the specific allowance associated with the loan. An allowance for impaired loans that have been modified in a TDR are measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate or the estimated fair value of the collateral, less any selling costs, if the loan is collateral dependent. Management exercises significant judgment in developing these estimates. TDRs accounted for $18 of the allowance for loan losses as of December 31, 2021, $35 as of December 31, 2020 and $91 as of December 31, 2019.

Loan Modifications/Troubled Debt Restructurings
In the second quarter of 2020, in the initial days of the pandemic, Civista booked 90-day payment modifications on 813 loans with an aggregate principal balance outstanding of $431.3 million. Additional 90-day modifications were extended on 100 loans with an aggregate principal balance outstanding of $124.4 million. Both deferral programs primarily consisted of the deferral of principal and/or interest payments. All such modified loans were performing at December 31, 2019 and complied with the provisions of the CARES Act to not be considered a TDR.
As of December 31, 2021, Civista had 7 loans with an aggregate principal balance outstanding of $5,142 that remained on CARES Act modifications. Details with respect to loan modifications that remain on deferred status are as follows:

Type of Loan	Number of Loans	Balance	Percent of Loans Outstanding 1
		(In thousands)
Commercial & Agriculture	2	$498	0.03%
Commercial Real Estate:
Non-Owner Occupied	5	4,644	0.24%

Total	7	$5,142	0.26%

1 excluding PPP loans
There were no loans modified during the twelve month period ended December 31, 2021 and 2020. Loan modifications that are considered TDRs completed during the twelve month periods ended December 31, 2019 were as follows:

For the Twelve Month Period Ended December 31, 2019
	Number of Contracts	Pre- Modification Outstanding Recorded Investment	Post- Modification Outstanding Recorded Investment
Commercial & Agriculture	—	$—	$—
Commercial Real Estate:
Owner Occupied	—	—	—
Non-Owner Occupied	1	382	382
Residential Real Estate	—	—	—
Real Estate Construction	—	—	—
Farm Real Estate	—	—	—
Consumer and Other	—	—	—

Total Loan Modifications	1	$382	$382

Recidivism, or the borrower defaulting on its obligation pursuant to a modified loan, results in the loan once again becoming a non-accrual loan. Recidivism occurs at a notably higher rate than do defaults on new originations loans, so modified loans present a higher risk of loss than do new origination loans. During the periods ended December 31, 2021, 2020 and 2019, there were no defaults on loans that were modified and considered TDRs during the previous twelve months.
Impaired Loans:
Larger (greater than $350) commercial loan, commercial real estate loan and farm real estate loan relationships, all TDRs and residential real estate and consumer loans that are part of a larger relationship are tested for impairment. These loans are analyzed to determine if it is probable that all amounts will not be collected according to the contractual terms of the loan agreement. If management determines that the value of the impaired loan is less than the recorded investment in the loan (net of previous charge-offs, deferred loan fees or costs and unamortized premium or discount), impairment is recognized through an allowance estimate or a charge-off to the allowance.
The following table includes the recorded investment and unpaid principal balances for impaired financing receivables, excluding PCI loans, with the associated allowance amount, if applicable, as of December 31, 2021 and 2020.

	December 31, 2021			December 31, 2020
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Commercial Real Estate:
Owner Occupied	$—	$—		$757	$757
Non-Owner Occupied	—	—		48	48
Residential Real Estate	503	528		915	940
Farm Real Estate	509	509		618	618

Total	1,012	1,037		2,338	2,363
With an allowance recorded:
Commercial & Agriculture	—	—	$—	74	74	$73
Commercial Real Estate:
Owner Occupied	187	187	7	223	223	5
Residential Real Estate	23	27	11	31	35	29

Total	210	214	18	328	332	107
Total:
Commercial & Agriculture	—	—	—	74	74	73
Commercial Real Estate:
Owner Occupied	187	187	7	980	980	5
Non-Owner Occupied	—	—	—	48	48	—
Residential Real Estate	526	555	11	946	975	29
Farm Real Estate	509	509	—	618	618	—

Total	$1,222	$1,251	$18	$2,666	$2,695	$107

The following tables include the average recorded investment and interest income recognized for impaired financing receivables as of, and for the years ended, December 31, 2021, 2020 and 2019.

For the year ended:	December 31, 2021		December 31, 2020
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
Commercial & Agriculture	$15	$—	$88	$4
Commercial Real Estate:
Owner Occupied	396	18	520	27
Non-Owner Occupied	23	1	243	16
Residential Real Estate	629	31	1,361	43
Farm Real Estate	569	24	647	26

Total	$1,632	$74	$2,859	$116

For the year ended:	December 31, 2019
	Average Recorded Investment	Interest Income Recognized
Commercial & Agriculture	$367	$33
Commercial Real Estate:
Owner Occupied	456	32
Non-Owner Occupied	308	20
Residential Real Estate	1,271	58
Farm Real Estate	683	29

Total	$3,085	$172

Foreclosed assets acquired in settlement of loans are carried at fair value less estimated costs to sell and are included in other assets on the Consolidated Balance Sheet. As of December 31, 2021, there were no foreclosed assets included in other assets. As of December 31, 2020, there were $31 of foreclosed assets included in other assets. As of December 31, 2020 and 2019, the Company had initiated formal foreclosure procedures on $293 and $741, respectively, of Residential Real Estate loans.
Changes in the amortizable yield for PCI loans were as follows, since acquisition:

	At December 31, 2021	At December 31, 2020
	(In Thousands)	(In Thousands)
Balance at beginning of period	$225	$255
Acquisition of PCI loans	—	—
Accretion	(77)	(336)
Transfers from non-accretable to accretable	69	306

Balance at end of period	$217	$225

The following table presents additional information regarding loans acquired and accounted for in accordance with ASC 310-30:

	At December 31, 2021	At December 31, 2020
	Acquired Loans with Specific Evidence of Deterioration of Credit Quality (ASC 310-30)	Acquired Loans with Specific Evidence of Deterioration of Credit Quality (ASC 310-30)
	(In Thousands)
Outstanding balance	$512	$687
Carrying amount	290	388
There was no allowance for loan losses recorded for acquired loans with or without specific evidence of deterioration in credit quality as of December 31, 2021 and 2020, respectively.